Exhibit 99.1

THE CHILDREN'S PLACE ANNOUNCES RECEIPT OF THE

$48.6 MILLION SECOND TRANCHE OF THE PREVIOUSLY ANNOUNCED INTEREST-FREE UNSECURED FINANCING PROVIDED BY MITHAQ CAPITAL

Company Completes Previously Announced Board Reconstitution;

Douglas Edwards Expected to Serve as New Independent Director

SECAUCUS, N.J., March 11, 2024 —The Children’s Place, Inc. (Nasdaq: PLCE), an omni-channel children’s specialty portfolio of brands with an industry-leading digital-first model, today announced that it has received from its majority shareholder, Mithaq Capital SPC (“Mithaq”), the second tranche of interest-free, unsecured and subordinated term loan funding contemplated by the previously announced Unsecured Promissory Note, dated February 29, 2024, entered into between Mithaq and the Company, in the amount of $48.6 million (the “Second Mithaq Term Loan”).

As previously announced, Mithaq provided the initial tranche of $30 million to the Company pursuant to such Unsecured Promissory Note on February 29, 2024, also in the form of an interest-free, unsecured and subordinated term loan (the “Initial Mithaq Term Loan” and together with the Second Mithaq Term Loan, the “Mithaq Term Loans”).

On March 8, 2024, with the funding of the Second Mithaq Term Loan, the resignations from the Board of Norman Matthews, John E. Bachman, John A. Frascotti, Debby Reiner and Michael Shaffer have become effective and the size of the Board has been reduced to six. Jane Elfers will continue to serve in her role as President, CEO and director of the Company. In addition, the new Board has appointed Douglas Edwards – who served in a number of different roles with Wells Fargo & Company before his retirement in 2022, including Executive Vice President and Interim General Counsel – to serve on the reconstituted Board as an independent director, with immediate effect upon the completion of customary lender due diligence required by the previously announced forbearance agreement entered into by the Company and the other lenders party thereto.

The Company continues to expect to be in a position to close the previously announced $130 million term loan (the “Gordon Brothers Term Loan”) in March 2024, as contemplated by the non-binding term sheet that the Company entered into with 1903P Loan Agent, LLC. The Company is also pursuing improved terms with Gordon Brothers as well as alternative financing on terms no less favorable in the aggregate to the Company.

Turki Saleh A. AlRajhi, Chairman of the Company and Chairman and CEO of Mithaq, commented, “We are pleased to fulfill our commitment to all the Company’s shareholders by providing $78.6 million in funding, which is interest-free, unsecured, and subordinated. We believe that there is a strong alignment of interests between the Board and all shareholders that will help put the Company on a path to strong future free cash flow generation. We also look forward to the addition of Douglas Edwards to our Board as a new independent director, and we are confident that his expertise will be an asset to the Company as we seek to optimize the Company’s finances and operations. As custodians of the Company, with an equity stake representing over 54% of the Company’s common shares, we look forward to continuing to communicate with all fellow shareholders as we proceed down the path of value creation together.”

About The Children’s Place

The Children’s Place is an omni-channel children’s specialty portfolio of brands with an industry-leading digital-first model. Its global retail and wholesale network includes four digital storefronts, more than 500 stores in North America, wholesale marketplaces and distribution in 16 countries through six international franchise partners. The Children’s Place is proud to be a women-led Company, including industry-leading gender diversity in senior management and throughout all levels of its workforce, and of its commitment to sustainable business practices that benefit its customers, associates, investors, suppliers and the communities it serves. The Children’s Place designs, contracts to manufacture, and sells fashionable, high-quality apparel, accessories and footwear predominantly at value prices, primarily under its proprietary brands: “The Children’s Place”, “Gymboree”, “Sugar & Jade”, and “PJ Place”. For more information, visit: www.childrensplace.com and www.gymboree.com, as well as the Company’s social media channels on Instagram, Facebook, X, formerly known as Twitter, YouTube and Pinterest.

About Mithaq

Mithaq Capital SPC is an affiliate of Mithaq Holding Company, a decentralized family office headquartered in Saudi Arabia with investments in public equities, private equities, real estate, and income-producing assets in local and international markets. Mithaq follows a disciplined value investing approach with margin-of-safety as a principle. Mithaq is a strategic long-term shareholder with a history of owning high-quality businesses, supporting first-class management teams, and championing long-standing partnerships based primarily on trust. Mithaq is a segregated portfolio company existing under the laws of the Cayman Islands. For further information, visit www.mithaqholding.com.

Forward-Looking Statements

This press release contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Mithaq Term Loans and the Gordon Brothers Term Loan. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, the uncertainty of weather patterns, the risk that we may be unable to consummate the Term Loans as anticipated, or at all, or obtain alternative financing. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The Children’s Place Contact: Investor Relations (201) 558-2400 ext. 14500

Mithaq Contact: Mithaq-Capital@MithaqHolding.com

Media Contact: Mithaq@Longacresquare.com